EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

Date: October 29, 2012

/s/ John V. Lovoi
John V. Lovoi

Belridge Energy Advisors, LP
By:	Peninsula - JVL Capital Advisors, LLC
Its General Partner

	By:	/s/ John V. Lovoi
John V. Lovoi, Managing Member

Asklepios Energy Fund, LP
By:	Asklepios Energy GP, LP
Its General Partner
By:	JVL Advisors, L.L.C.
Its General Partner

	By:	/s/ John V. Lovoi
John V. Lovoi, Managing Member

Navitas Fund LP
By:	JVL Partners, LP
Its General Partner
By:	JVL Advisors, L.L.C.
Its General Partner

	By:	/s/ John V. Lovoi
John V. Lovoi, Managing Member

Navitas Fund (QP), LP
By:	JVL Partners, LP
Its General Partner
By:	JVL Advisors, L.L.C.
Its General Partner

	By:	/s/ John V. Lovoi
John V. Lovoi, Managing Member

Luxiver, LP
By:	LB Luxiver GP, LP
Its General Partner
By:	LB Luxiver, LLC
Its General Partner
By:	Lobo Baya, LLC
Its Sole Member

	By:	/s/ John V. Lovoi
John V. Lovoi, Managing Member

JVL Partners, LP
By:	JVL Advisors, L.L.C.
Its General Partner

	By:	/s/ John V. Lovoi
John V. Lovoi, Managing Member